UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2011

Date of Report (Date of earliest event reported)

Willis Lease Finance Corporation

(Exact name of registrant as specified in charter)

Delaware	001-15369	68-0070656
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

773 San Marin Drive, Suite 2215, Novato, CA 94998

(Address of principal executive offices, including ZIP Code)

Registrant’s telephone number, including area code: (415) 408-4700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Willis Lease Finance Corporation (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed on May 20, 2011 (the “Original Filing”) for the sole purpose of disclosing the Company’s decision regarding the frequency with which it will include advisory votes on the compensation of its named executive officers in future annual meeting proxy materials.  Except as set forth below, this Amendment does not modify or update any other disclosure contained in the Original Filing.

Item 5.07       Submission of Matters to a Vote of Security Holders.

At the Company’s 2011 Annual Meeting of Stockholders, the Company’s stockholders voted, on an advisory basis, that the Company should hold an advisory vote regarding the compensation of its named executive officers every third (3rd) year.  In light of these results, the Company has determined to hold an advisory vote on the compensation of its named executive officers every third (3rd) year, until the next stockholder advisory vote on the frequency of future advisory votes regarding the Company’s executive compensation is required under the Securities Exchange Act of 1934, as amended.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2011	WILLIS LEASE FINANCE CORPORATION

/s/ Bradley S. Forsyth
Bradley S. Forsyth Senior Vice President

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